Mark J. Barrenechea to Remain a Member of SGI’s Board of Directors

Fremont, Calif.— December 27, 2011 — SGI’s (NASDAQ: SGI) Board of Directors today announced that, at the request of the Board, Mark J. Barrenechea has agreed to continue to serve as a member of the Board of Directors following his resignation as President and CEO of the company earlier this month. As previously announced, Ronald D. Verdoorn, chairman of the Board of Directors, will step in as interim CEO while the Board conducts a search for a permanent CEO. Mr. Barrenechea will join the Open Text Corporation as President and CEO.

“We are excited that Mark will continue to be part of the future of SGI. He has successfully transformed the company to become the leader in Technical Computing, delivering four straight quarters of profitability,” said Mr. Verdoorn. “Having Mark as member of the Board will help ensure that the management transition will be smooth.”

“My past five years at SGI were a transformative experience for me personally and I am filled with nothing but pride looking at what we have accomplished,” said Mr. Barrenechea. “SGI is a company larger than any one person, it is the most talented team in the industry and I am pleased to remain engaged as a member of the Board.”

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Contact Information
Ben Liao
SGI Investor Relations
+1-510-933-8430
bliao@sgi.com

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Cautionary Statement Regarding Forward Looking Statements

This press release contains forward-looking statements, including statements regarding SGI's management transition, expected future service of directors, and anticipated future performance generally. Any statements contained herein that are not statements of historical fact may be deemed forward-looking statements. Actual results may differ materially from forward-looking statements due to a number of risks and uncertainties including those associated with SGI's reliance on key personnel, as well as risks relating more generally to SGI’s future operations, including: more extensive international operations; economic conditions impacting the purchasing decisions of SGI's customers; SGI operates in a very competitive market, and increased competition and competitors' new products, have in the past, and may continue, to cause pricing pressure on SGI's products, which would negatively affect SGI's gross and operating margins, as well as other financial measures; a significant portion of the Company's revenues has come from a limited number of customers and such customer concentration increases the risk of quarterly fluctuations in our revenues and operating results and the loss or reduction of business from one or a combination of our significant customers could materially affect our revenues, financial condition and results of operations; SGI relies on sales to U.S. government entities and has limited experience dealing with the U.S. government as a customer; SGI is unable to control the supply of components, and, as a result, is experiencing and may experience in the future component shortages and delivery delays that can cause components to not be available at all and the price of components to increase and can result in component quality issues; SGI is unable to control component pricing, such as what our suppliers charge for central processing units, and, as has happened in the past, component pricing can rise unexpectedly, negatively impacting SGI's gross margins as well as other financial measures; and SGI may be required to write-off additional significant amounts of excess and obsolete inventory. Detailed information about these and other potential factors that could affect SGI's business, financial condition and results of operations is included in SGI's annual report on Form 10-K under the caption "Risk Factors," in Part I, Item 1A of that report, filed with the Securities and Exchange Commission ("SEC") on August 29, 2011, as updated by SGI's subsequent filings with the SEC, all of which are available at the SEC's Web site at http://www.sec.gov. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this announcement. SGI undertakes no responsibility to update the information in this announcement, except as may be required by law.

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